Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes

13. Income Taxes

Income Tax Expense/(Benefit) and Effective Tax Rate

The provisions for income tax expense/(benefit) are summarized as follows (in thousands):

	For the Years Ended December 31,
	2022	2023	2024
	RMB	RMB	RMB
Current tax benefit	(72,211)	(5,914)	(2,267)
Deferred tax expense	1,817	18,890	6,912
Income tax (benefit)/expense	(70,394)	12,976	4,645

The components of income/(loss) before tax and income tax expense/(benefit) for PRC and non-PRC operations are as follows (in thousands):

	For the Years Ended December 31,
	2022	2023	2024
	RMB	RMB	RMB
Loss arising from PRC operations	(158,671)	(85,525)	(25,629)
Loss arising from non-PRC operations	(37,442)	(10,614)	(22,672)
Loss before tax	(196,113)	(96,139)	(48,301)
Income tax (benefit)/expense relating to PRC operations	(6,037)	12,976	4,645
Income tax benefit relating to non-PRC operations	(64,357)	—	—
Income tax (benefit)/expense	(70,394)	12,976	4,645
Effective tax rate for PRC	3.8%	(15.2)%	(18.1)%
Effective tax rate for the Group	35.9%	(13.5)%	(9.6)%

Cayman Islands (“Cayman”)

Under the relevant current laws of the Cayman Islands, corporate income, capital gains or other direct taxes are not imposed on corporations in the Cayman Islands. In addition, dividend payments are not subject to withholding taxes in the Cayman Islands.

British Virgin Islands (“BVI”)

The Group’s subsidiaries incorporated in the British Virgin Islands are exempted from income tax on their foreign-derived income and are not subject to withholding taxes.

Hong Kong

Subsidiaries in Hong Kong are subject to 16.5% Hong Kong profit tax on their taxable income generated from operations in Hong Kong and can also enjoy a two-tiered profits tax regime. The profits tax rate for the first HK$2 million of profits of corporations is lowered to 8.25%, while profits above that amount continue to be subject to the tax rate of 16.5%.

13. Income Taxes (Continued)

Income Tax Expense/(Benefit) and Effective Tax Rate (Continued)

PRC

Each of the Group’s PRC subsidiaries, VIEs and subsidiaries of the VIEs are obligated to pay income tax in the PRC. The PRC Corporate Income Taxes Law (“CIT Law”) generally applies an income tax rate of 25% to all enterprises, but grants preferential tax treatment to High and New Technology Enterprises (“HNTEs”). Under these preferential tax treatments, HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for HNTE status every three years.

Fenghuang On-line was qualified as an HNTE in 2020 and 2023, respectively, and therefore, Fenghuang On-line was subject to a 15% income tax rate from 2022 to 2024.

Tianying Jiuzhou was qualified as an HNTE in 2020, and therefore, Tianying Jiuzhou was subject to a 15% income tax rate in 2022. Tianying Jiuzhou was subject to a 25% income tax rate in 2023 and 2024.

Fenghuang Yutian was qualified as an HNTE in 2020 and 2023, respectively, and therefore, Fenghuang Yutian was subject to a 15% income tax rate from 2022 to 2024.

Fenghuang Borui was qualified as an HNTE in 2021 and 2024, respectively, and therefore, Fenghuang Borui was subject to a 15% income tax rate from 2022 to 2024.

All other PRC incorporated entities of the Group were subject to a 25% income tax rate for all the years presented.

The CIT Law also provides that an enterprise established under the laws of foreign countries or regions but whose “de facto management body” is located in the PRC be treated as a resident enterprise for PRC tax purposes and consequently be subject to the PRC income tax at the rate of 25% for its global income. On April 22, 2009, the State Administration of Taxation (“SAT”) issued a circular, known as Circular 82, which provides certain specific criteria for determining whether the “de facto management body” of a PRC-controlled enterprise that is incorporated offshore is located in China. Under Circular 82, an offshore incorporated enterprise controlled by a PRC enterprise or a PRC enterprise group will be regarded as a PRC tax resident by virtue of having its “de facto management body” in China and will be subject to PRC enterprise income tax on its global income only if all of the following conditions are met: (i) the primary location of the day-to-day operational management is in the PRC; (ii) decisions relating to the enterprise’s financial and human resource matters are made or are subject to approval by organizations or personnel in the PRC; (iii) the enterprise’s primary assets, accounting books and records, company seals, and board and shareholder resolutions, are located or maintained in the PRC; and (iv) at least 50% of voting board members or senior executives habitually reside in the PRC. The Company and its offshore subsidiaries were not treated as resident enterprises for PRC tax purposes.

Withholding Tax on Undistributed Dividends

The CIT Law imposes a 10% withholding income tax on dividends distributed by foreign invested enterprises in the PRC to their immediate holding companies outside the PRC. A lower withholding tax rate may be applied if there is a tax treaty between the PRC and the jurisdiction of the foreign holding company. A holding company in Hong Kong, for example, will be subject to a 5.0% withholding tax rate under an arrangement between the PRC and the Hong Kong Special Administrative Region on the “Avoidance of Double Taxation and Prevention of Fiscal Evasion with Respect to Taxes on Income and Capital,” if such holding company is considered a non-PRC resident enterprise and holds at least 25.0% of the equity interest in the PRC foreign invested enterprise distributing the dividends, subject to approval of the PRC local tax authority. However, if the Hong Kong holding company is not considered to be the beneficial owner of such dividends under applicable PRC tax regulations, such dividend will remain subject to a withholding tax rate of 10%.

13. Income Taxes (Continued)

Income Tax Expense/(Benefit) and Effective Tax Rate (Continued)

The Company does not intend to have its PRC subsidiaries distribute any undistributed earnings of such subsidiaries to their direct overseas parent companies, but rather intends that such undistributed earnings will be reinvested in such subsidiaries, VIEs and subsidiaries of the VIEs to further expand their business in the PRC. The total amount of undistributed earnings of the Group’s entities located in the PRC for which no withholding tax had been accrued as of December 31, 2023 and 2024 were approximately RMB373.2 million and RM342.5 million, respectively. The amounts of the unrecognized deferred tax liabilities were RMB37.3 million and RMB34.3 million as of December 31, 2023 and 2024, respectively.

Withholding Tax on Gain from the Disposal of Available-for-sale Debt Investments in Particle

The Company was subject to PRC withholding tax of 10% on the gain recognized from the disposal of available-for-sale debt investments in Particle, with any relevant tax adjustments if applicable, as regulated by the Public Notice on Several Issues regarding Enterprise Income Tax for Indirect Property Transfer by Non-resident Enterprises, or SAT Circular 7, issued on February 3, 2015, and the Public Notice Regarding Issues Concerning the Withholding of Non-resident Enterprise Income Tax at Source, or SAT Public Notice 37, issued on October 17, 2017. The accrued withholding taxes of gain on disposal of available-for-sale debt investments may vary with the actual withholding tax to be paid. In September 2022, the Company paid the withholding tax related to the disposal of available-for-sale debt investments in Particle of RMB176.0 million and recognized an income tax benefit of RMB64.4 million, which represented the difference between the actual withholding tax paid in 2022 and the previously accrued withholding tax.

Reconciliation of the Differences between Statutory Tax Rate and the Effective Tax Rate

Reconciliation of the differences between PRC statutory income tax rate and the Group’s effective income tax rate for the years ended December 31, 2022, 2023 and 2024 is as follows:

	For the Years Ended December 31,
	2022	2023	2024
	%	%	%
Statutory income tax rate	25.0	25.0	25.0
Permanent differences (1)	24.2	16.3	2.8
Change in valuation allowance	(38.7)	(46.4)	(25.2)
Effect of preferential tax treatment	(6.7)	(7.4)	(6.9)
Uncertain tax positions	4.1	1.8	6.4
Effect of withholding tax on gain on disposal of available-for-sale debt investments (2)	32.8	—	—
Tax rate difference from statutory rate in other jurisdictions	(4.8)	(2.8)	(11.7)
Effective income tax rate	35.9	(13.5)	(9.6)

Notes:

(1)
Permanent differences mainly included the tax-deductible expenses of the research and development expenses so incurred in a year in determining their tax assessable profits for that year for enterprises engaging in research and development activities, as 175% of the research and development expenses could be tax-deductible in 2022, and 200% of the research and development expenses could be tax-deductible in 2023 and 2024, according to policies promulgated by the State Tax Bureau of the PRC.
(2)
Effect of withholding tax on gain on disposal of available-for-sale debt investments represented the differences between the tax calculated based on book gain at the statutory rate and the tax applicable to this transaction.

The combined effects of the income tax exemption and other preferential tax treatment available to the Group are as follows (in thousands, except per share data):

	For the Years Ended December 31,
	2022	2023	2024
	RMB	RMB	RMB
Effect of preferential tax treatment	(13,050)	(7,139)	(3,346)
Basic net loss per share effect	(0.02)	(0.01)	(0.01)

13. Income Taxes (Continued)

Deferred Tax Assets and Liabilities

The tax effects of temporary differences that give rise to the deferred tax assets balance as of December 31, 2023 and 2024 are as follows (in thousands):

	As of December 31,
	2023	2024
	RMB	RMB
Deferred tax assets:
Allowances for expected credit loss of receivables	30,296	23,596
Accrued payroll and expenses and others	26,416	30,633
Net operating loss carryforward	321,276	293,528
Less: valuation allowance	(307,818)	(284,499)
Total deferred tax assets, net	70,170	63,258

As of December 31, 2024, the Group had net operating loss of approximately RMB1,424.0 million, which can be carried forward to offset future taxable income. Net operating loss carry forward of RMB24.9 million, RMB16.1 million, RMB124.1 million, RMB351.1 million and RMB907.8 million will expire in 2025, 2026, 2027, 2028 and years after 2028, respectively, if not utilized.

Movement of Valuation Allowance

Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future reversals of existing taxable temporary differences, future profitability and tax planning strategies. Valuation allowance was mainly provided for net operating loss carry forward because it was more likely than not that such deferred tax assets will not be realized based on the Group’s estimate of its future taxable income.

The following table sets forth the movement of the valuation allowance for deferred tax assets (in thousands):

	2022	2023	2024
	RMB	RMB	RMB
Balance as of January 1,	187,396	263,229	307,818
Additions	75,833	50,151	12,159
Reversals	—	(5,562)	(35,478)
Balance as of December 31,	263,229	307,818	284,499

13. Income Taxes (Continued)

Uncertain Tax Positions

A reconciliation of the beginning and ending amount of liabilities associated with uncertain tax positions is as follows (in thousands):

	2022	2023	2024
	RMB	RMB	RMB
Balance as of January 1,	28,330	20,333	18,598
Reversal of uncertain tax positions over 10 years	(7,997)	(4,236)	(4,635)
Increase related to current year tax positions	—	2,501	1,534
Balance as of December 31,	20,333	18,598	15,497

The Group did not accrue any potential penalties and interest related to these uncertain tax positions for all years presented on the basis that the likelihood of penalties and interest being charged is not considered to be probable. The Group reversed the liabilities associated with uncertain tax positions accrued more than 10 years, as their probability of being investigated by the PRC tax authorities would be remote. The increase in liabilities associated with uncertain tax positions represents liabilities accrued base on current year positions when the Group expects that it is more likely than not that the ultimate resolution of uncertain tax positions may be different from these estimates.

The amounts of uncertain tax positions listed above are based on the recognition and measurement criteria of ASC 740. However, due to the uncertain and complex application of tax regulations, it is possible that the ultimate resolution of uncertain tax positions may result in liabilities which could be materially different from these estimates. In such an event, the Group will record additional tax expense or tax benefit in the period in which such resolution occurs. The Group does not expect changes in uncertain tax positions recognized as of December 31, 2024 to be material in the next twelve months. In accordance with PRC Tax Administration Law on the Levying and Collection of Taxes, the PRC tax authorities generally have up to five years to claw back underpaid tax plus penalties and interest for PRC entities’ tax filings. In the case of tax evasion, which is not clearly defined in the law, there is no limitation on the tax years open for investigation. Accordingly, the PRC entities’ tax years from 2020 to 2024 remain subject to examination by tax authorities. There are no ongoing examinations by tax authorities as of December 31, 2024.